Exhibit 99.8

Case Study: Condé Nast Mary Ann Tighe CEO, New York Tri-State Region

CBRE | Page 2 Founded 1909 by Condé Nast; purchased by Newhouse family in 1959 Publishes 18 consumer magazines, four B2B publications, 27 websites and more than 30 apps in U.S.; and 128 magazines globally

Newhouse Family Long-term, multi-generational perspective “Stewardship” is guiding principle for executive team Tradition of stable, affordable real estate cost structure CBRE | Page 3

1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Our Work Here Is Done CBRE | Page 4

4 Times Square CBRE | Page 5 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

4 Times Square CBRE | Page 6 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

3 Times Square CBRE | Page 7 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

5 Times Square CBRE | Page 8 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

CBRE | Page 9 Total Space Added: 4,849,520 RSF 4 Times Square Times Square Tower 5 Times Square 3 Times Square 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Situation: Full 100,000 200,000 300,000 400,000 500,000 600,000 700,000 800,000 1996 1999 568,000 SF Commitment 747,000 SF Move-in CBRE | Page 10 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Condé Nast’s Growth & Transformation Year Company Business 1998 Wired Magazine Magazines 1999 Fairchild Publications Magazines and newspapers 2000 Style.com launch Web sites 2000 Lucky launch Magazines 2001 Golf Digest Magazines 2002 Modern Bride Group Magazines 2003 Teen Vogue launch Magazines 2006 Nutrition Data Internet service provider 2008 SFO*Media Web sites 2008 Ars Technica Web sites CBRE | Page 11 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

750 Third Avenue 485 Lexington Avenue 1440 Broadway 1166 Avenue of the Americas 297,000 SF 50,000 SF 240,000 SF 105,000 SF Situation: Overflow CBRE | Page 12 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

A Changing Industry CBRE | Page 13 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

2020 OCCUPANCY COSTS PRICE OF PAST SUCCESS CBRE | Page 14 [Project XX] 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

“...the fox knows many small things; the hedgehog knows one big thing— and it’s the one big thing that always wins the race.” - Isaiah Berlin CBRE | Page 15 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Why? The hit to occupancy costs in 2020 is inevitable—the price of past success. CBRE | Page 16 How? Prepare, and wait. When right opportunity comes, act decisively. Project Hedgehog Goals? Seek work environment that supports long-term operational, financial and cultural needs of Condé Nast. Preserve the full benefit of 4 Times Square bargain. 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Hedgehog Exploration Process Operational Procedures Magazines’ Future Visions Owning vs. Leasing The Durst Organization 1540 Broadway Manhattan Affordability 1515 Broadway NY Mercantile Exchange Building CBRE | Page 17 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Project Hedgehog May 2007 Anchor at Hudson Yards? CBRE | Page 18 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Purchase of 1.55 MSF building Architect to be selected by Condé Structure to be built by the Dursts Project Hedgehog Durst Negotiations CBRE | Page 19 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Extending the No. 7 CBRE | Page 20 34th Street 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

RELATED COMPANIES CBRE | Page 21 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Managing Long-term Occupancy Costs CBRE | Page 22 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Negative Drumbeats Giuliani: Don’t Rebuild Twin Towers September 28, 2001 Trump Calls Freedom Tower “disgusting” and “a pile of junk” March 13, 2005 Developer Battles to Rebuild World Trade Center Towers March 12, 2006 World Trade Center Rebuilding Talks Stall March 15, 2006 Nagin criticizes World Trade Center Rebuilding August 25, 2006 After Sept. 11, rebuilding is still a question March 12, 2006 WTC Staircase Debate Threatens Schedule March 22, 2007 World Trade Center rebuilding lags September 1, 2008 Rebuilding of World Trade Center site bogged down by delays September 8, 2008 WTC rebuilding an emblem of can’t-do politics July 3, 2008 Rebuilding at 9/11 Site Runs Late, Report Says July 1, 2008 There Should Be No More Excuses at Ground Zero September 10, 2008 Developer of 9/11 Site Needs Aid March 21, 2008 CBRE | Page 23 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Changing View on One World Trade Center Calatrava Transit Hub Fulton Street Transit Center Residential Growth Retail Additions CBRE | Page 24 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Calatrava Transit Hub CBRE | Page 25 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Fulton Street Transit Center CBRE | Page 26 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Residential Growth CBRE | Page 27 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Retail Additions CBRE | Page 28 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Focus: One World Trade Center CBRE | Page 29 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

CBRE | Page 30 World Trade Center Site: 16 acres, 12 MSF of new space 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 1 World Trade Center NTA (temporary PATH Station) Performing Arts Center (future) Electric substation (temporary) Access Helix Tower 2 WTC Transportation Hub Dey Street Passageway to Fulton Street Transit Center Tower 3 1 Line Underpinning Tower 4 Tower 5 Deutsche Bank Demo Memorial Foundation Pavilion Steel Vehicle Security Center VSC Phase 1 and Tour Bus Parking Route 9A Realignment Central Chiller Plant Memorial Foundation Plaza Memorial Foundation North Fountain Transit Hub East - West Connector WFC Underpass PATH Station

Preserving the 4 Times Square Benefit CBRE | Page 31 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Financial Transparency CBRE | Page 32 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Sitting on the Sidelines ($56 Million) CBRE | Page 33 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Best of Both Worlds CBRE | Page 34 August 9, 2010: Letter of Intent signed 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

A Crowded Negotiating Table

1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

Condé Nast Team

Condé Nast
John Bellando
Robert Bennis

Sabin, Bermant & Gould LLP
Andrew Levine

Fried Frank
Eren Magri
Jonathan Mechanic
Michael Rhee
Lauren Smith
Jennifer Yashar

Stroock & Stroock & Lavan LLP
Manuel Lauredo
Ross Moskowitz

CBRE
Mary Ann Tighe
Greg Tosko
Ramneek Rikhy

Port Authority / Durst Team

The Durst Organization
Thomas Bow
Alexander Durst
Douglas Durst
Jonathan Durst
Eric Engelhardt
Peter Spiegel
Tony Tarazi

Cushman & Wakefield
Tara Stacom
Alan Stein

DLA Piper
Marc Hurel
Jeffrey Keitelman
Rab Nalavala

Empire State Dev. Corp.
Peter Davidson
Steven Gold
Robin Stout

Skidmore, Owings & Merrill LLP
David Childs
T.J. Gottesdiener

Port Authority of New York & New Jersey
Carla Bonacci
Jill Cremer
Richard Gladstone
Nicolas Houselog
Steven Plate
Timothy Stickelman
David Tweedy
Philippe Visser
Christopher Ward

NYC Economic Dev. Corp.
Miriam Harris
Robert LaPalme
Seth Pinsky
Michael Toth
Betty Woo

Patterson Belknap Webb & Tyler LLP
Lawrence Lenzner
Robert Safron
Russell Wohl

Rosenberg & Estis, P.C.
Gary Rosenberg

CBRE

Port Authority/WTC “Speak” CBRE | Page 36 IMS ILD LHOTA Letter NTA QAD REOA VSC TAP POV TPTO PTO VAC NYPA 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

And Then There Were the Louvers CBRE | Page 37 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Staging Zero-occupancy TCO New logistics plan Overlaying Occupancy Issues on Abstract Design CBRE | Page 38 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

CBRE | Page 39 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 1 World Trade Center NTA (temporary PATH Station) Performing Arts Center (future) Electric substation (temporary) Access Helix Tower 2 WTC Transportation Hub Dey Street Passageway to Fulton Street Transit Center Tower 3 1 Line Underpinning Tower 4 Tower 5 Deutsche Bank Demo Memorial Foundation Pavilion Steel Vehicle Security Center VSC Phase 1 and Tour Bus Parking Route 9A Realignment Central Chiller Plant Memorial Foundation Plaza Memorial Foundation North Fountain Transit Hub East - West Connector WFC Underpass PATH Station

CBRE | Page 40 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

CBRE | Page 41 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

CBRE | Page 42 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

CBRE | Page 43 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

CBRE | Page 44 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014